Investment Outlook September, 2010 Kevin E. Grant, CFA President & CEO Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the
Company’s expectations for future financial performance, are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,”
“intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview
Agency Residential Mortgage Backed Securities
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Pay dividends and achieve capital appreciation throughout changing interest rate and credit cycles
Be the most efficient Agency REIT in the market
Currently financing lines with 27 lenders
Swap agreements with 11 counterparties
Company intends to distribute all or substantially all of its REIT taxable income
Scaled Management Fee: 1.0% to 1.5%
No Incentive Fee
Target Assets
Objective
Senior Management
Focus on Cost
Efficiency
Ample Financing
Sources
Dividend Policy
A Real Estate Investment Trust formed in January 2006

Attractive Environment Likely to Persist
Source:   Bloomberg.
(1) As of September 10, 2010
5/1 Hybrid Net Interest Margin: 1/05 – 9/10
5 Year Swap vs 1 Month LIBOR: 1/05 – 9/10
Mortgage Yields Currently Attractive
Par-Priced 5/1 hybrid rates now 3.10
(1)
30 Year fixed rates now 3.75%
(1)
15 Year fixed rates now 3.25%
(1)
Hedging rates at all-time lows
Steep Curve
Creates significant positive carry
Significant ROE
Hedge flexibility very important
No signs of inflation

Wide Spreads Create Good Environment
5/1 Hybrids Hedged with Swaps: 1/05 – 9/10
Hedged Hybrids (i) Unhedged Hybrids (ii)
Source:   Bloomberg.
Note:       Spreads calculated as: (i) 5/1 Hybrids Index – 50/50 3-Year Swaps/LIBOR, and (ii) 5/1 Hybrids Index – 1-Month LIBOR Index.

5
0

10
15
20
25
30
35
0
5
10
15
20
25
30
35
40
45
50
10 Year Treasury Note Auctions
11/98 – 8/10
Treasury Auction Volume Exploding
2 Year Treasury Note Auctions
2/00 – 8/10
3 Year Treasury Note Auctions
2/00 – 8/10
Source: Bloomberg, US Treasury
5 Year Treasury Note Auctions
2/00 – 8/10
7 Year Treasury Note Auctions
2/00 – 8/10
30 Year Treasury Note Auctions
2/00 – 8/10
0
5
10
15
20
25
30
35
40
45
0
5
10
15
20
25
30
35
40
45
0
5
10
15
20
25
30
0
2
4
6
8
10
12
14
16
18

Hawkish Dovish Neutral
Hoenig Bullard
Plosser Fisher
Lacker
Duke
Tarullo
Evans
Dudley
Pianalto
Warsh Kohn
Kocherlakota
Lockhart Pianalto Yellen
Rosengren
Raskin Diamond
Bernanke
Obama Nominees
Governors
2010 Voters
2011 Voters
2012 Voters
Source: Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve Bank of Atlanta, Federal Reserve Bank of
Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.
Fed Board to Become More Dovish

S&P/Case-Shiller U.S. National Home Price Indices
1988 – Present
% Change - Year to Year
Capacity Utilization: Manufacturing
1968 – Present
%
Unemployment Rate
1940-present
%
Economic Recovery Below Normal Pace

Source: S&P, Fiserv, and Macromarkets LLC / Haver Analytics, BLS

8 15 Year MBS Exhibit Superior Stability Projected Average Life Slow Prepay Environment (years) Fast Prepay Environment (years) 30 year Fixed 9.18 3.45 5/1 Hybrid 9.18 3.45 15 Year 4.08 2.72

Source: Bloomberg, Bank of America
Loan size: $280k (30 Year), $275k (Hybrid), and  $226k (15 Year)
Homeowner Savings
15 Year Mortgages Exhibit Low Prepayment Volatility
Security Original Rate
Current
Environment
Current
Payment
New
Payment
Monthly
Savings
30 Year 5% 5.50% 4.25 1,589 1,377 212
5 x 1 Hybrid ARM 5.125% 3.50 1,497 263 263
15 Year 4.5% 5.00% 3.75 1,787 1,643 144
Refi Incentive

CYS Dividends: 10/09 – 9/10
Portfolio Composition and Results
CYS Portfolio
Total Assets: $2,297,490
15 Year Fixed
( 41.6%)
CLO and Resix
(0.6%)
30 Yr Fixed
(1.2%)
20 Yr Fixed
(3.7%)
Short Reset Arms
(8.1%)
Hybrid Arms
(44.8%)
1
2
1) As of June 30, 2010
2) CYS paid quarterly dividends of $0.35 per share of common stock on October 21, 2009, $0.55 per share of common stock on January 27, 2010 and April 28, 2010, and
$0.60 per share of common stock on July 28, 2010.  On September 9, 2010, CYS declared a quarterly dividend of $0.60 per share of common stock for the third quarter of 2010. The dividend will be paid on October 20, 2010 to stockholders of record on September 20, 2010.

History of Transparent and Consistent
Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS financial reporting – Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
No OCI account on balance sheet
Realized and unrealized losses taken through income statement
Losses expensed in period incurred
Competitors likely to move closer to CYS’ financial reporting standards when FASB declares SOP 07-1 effective
Potential to create meaningful adjustments for the other companies

Historical Financials
(1) Net income excluding net realized gain (loss) on investments and swap contracts and net unrealized appreciation (depreciation) on investments and swap contracts.
(2) Calculated by dividing total interest income from Agency RMBS by average Agency RMBS.
(3) Calculated by dividing total interest expense, including net swap interest income (expense) by average repurchase agreements.
(4) Calculated by subtracting average cost of funds & hedge from average yield on Agency RMBS.
(5) Calculated by dividing total liabilities by net assets.
6/30/2010 3/31/2010
Income Statement Data
Investment Income – Interest Income $17,265.3 $16,936.9
Total expenses 3,167.1 3,217.8
Net Investment Income 14,098.2 13,719.1
Net gain (loss) from investments 32,367.7 6,464.3
Net gain (loss) from swap contracts (18,860.4) (10,040.2)
Net Income (Loss) $27,605.5 $10,143.2
Net Income (Loss) Per Common Share (diluted) $1.46 $0.54
Distributions per Common Share $0.60 $0.55
Non-GAAP Measure
Core Earnings (1) $10,960.3 $10,424.7
Non-GAAP Reconciliation
NET INCOME $27,605.5 $10,143.2
Net (gain) loss from investments ($32,367.7) ($6,464.3)
Net (gain) loss from termination of swap contracts $17,205.5 -
Net unrealized (appreciation) depreciation on swap contracts ($1,483.0) $6,745.8
Core Earnings $10,960.3 $10,424.7
Balance Sheet Data
Cash and Cash Equivalents $140,625.1 $775.7
Total Assets $2,447,676.9 $1,840,877.9
Repurchase Agreements $1,447,600.1 $1,487,589.2
Net assets $390,551.8 $244,446.2
Net assets per common share $13.15 $13.03
Key Portfolio Statistics
Average Yield on Agency RMBS (3) 3.98% 3.86%
Average Cost of Funds & Hedge (4) 1.15% 1.14%
Interest Rate Spread Net of Hedge (5) 2.83% 2.72%
Leverage Ratio (at period end) (6) 5.3:1 6.5:1
Quarter Ended

Financial Highlights
Steep yield curve and attractive spreads in target assets
Tailwinds likely to continue
Reinvestment needs relatively low
Non-Agency assets recovering
Investment Company accounting provides transparency

Kevin E. Grant, CFA President & CEO Investment Outlook September, 2010